SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( )      Preliminary Proxy Statement
( )    Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
(X)      Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material Pursuant to Section 240.14a-12

                           WILSON BROTHERS USA, INC.
                           -------------------------
               (Name of Registrant as Specified In Its Charter)

                               Not Applicable
                               --------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)    No fee required.
( )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

( )   Fee paid previously with preliminary materials.

( )   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:








                          WILSON BROTHERS USA, INC.

                         24 Gadsden Street, Suite C
                           Charleston, SC 29401

-----------------------------------------------------------------------------

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held on June 7, 2004

-----------------------------------------------------------------------------

     You are cordially invited to attend the Annual Meeting of Shareholders of Wilson Brothers USA, Inc., which will be held on Monday, June 7, 2004 at 9:00 a.m., local time, at 171 Church Street, Suite 260, Charleston, SC 29401, for the following purposes:

            (1) To elect the persons listed in the accompanying Proxy Statement dated May 7, 2004 (the "Proxy Statement") to the Board of Directors of Wilson Brothers USA, Inc.;

            (2) To ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for Wilson Brothers USA, Inc. and its subsidiaries for the fiscal year ending December 31, 2004; and

            (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 19, 2004 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

John H. Sanford
Chief Executive Officer and
Chief Financial Officer



May 7, 2004












                           WILSON BROTHERS USA, INC.

                          24 Gadsden Street, Suite C
                            Charleston, SC 29401

                                PROXY STATEMENT

    This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders, and the Annual Report are being furnished to shareholders on or about May 7, 2004 by the Board of Directors of Wilson Brothers USA, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 171 Church Street, Suite 260,
Charleston, SC 29401 on Monday, June 7, 2004 at 9:00 a.m., local time, and at all adjournments thereof. The Company will pay all expenses incurred in connection with this solicitation. In addition to solicitation by mail, certain of the Company's officers, directors, and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means. The Company has also retained American Stock Transfer and Trust Company to aid in the search for shareholders and delivery of proxy materials.

                               ANNUAL MEETING

Purposes of the Annual Meeting

    The principal purposes of the Annual Meeting are: (1) to elect five nominees to the Company's Board of Directors; (2) to ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's independent public accountants for the fiscal year ending December 31, 2004; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company's Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting or any adjournments thereof. Nonetheless, the proxy holders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

- filing a written notice of revocation with the Company's corporate secretary;

- duly executing a subsequent proxy and filing it with the Company's corporate secretary before the revoked proxy is exercised; or

-     attending the Annual Meeting and voting in person.

    If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

     The Board of Directors has fixed the close of business on April 19, 2004 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on April 19, 2004, the Company had 10,021,532 shares of Common Stock outstanding. The holders of the Company's Common Stock, or their proxies, are entitled to one vote per share.

Voting Rights

     All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting.

     Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by the proxies they receive to elect the five nominees named in Item 1 of the proxy card. These shares may be voted cumulatively at the discretion of the persons named in the proxy, so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than five nominees, if in the judgment of the proxy holder, such action is necessary or desirable.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 19, 2004 regarding shares of the Company's Common Stock beneficially owned by: (i) each director; (ii) each director nominee; (iii) each of the named executive officers of the Company; and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. Fractional share amounts are rounded off to the nearest whole number.

Name and Address (1)      Amount of
Of Beneficial Owner       Beneficial Ownership        Percent(2)
-------------------      ----------------------       -------
John H. Sanford (3)           5,210,702                52.00%
Brett R. Smith                  103,455                 1.03%
Michael E. Hicks                 82,500                  *
David N. Stedman                 72,500                  *
Peter T. Valinski                 1,000                  *
Frank J. Zanin, Jr.              77,500                  *
All Directors and             5,480,157                54.68%
Executive Officers
(six persons) (4)

-----------------------
*   Less than one percent.
(1) The address for the beneficial owner is c/o Wilson Brothers USA, Inc., 24 Gadsden Street, Suite C, Charleston, SC 29401.

(2) Based upon 10,021,532 shares of the Company's Common Stock outstanding on April 19, 2004. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of April 19, 2004. Beneficial ownership may be disclaimed as to certain of the securities.
(3) Includes 56,400 shares held by Chrissie Point, LLC of which Mr. Sanford is a 25% owner. Mr. Sanford disclaims beneficial ownership of the shares held by Chrissie Point, LLC other than 14,100 shares, which represent 25% of the shares held by Chrissie Point, LLC.
(4) Consists of shares owned by Mr. Sanford, Mr. Hicks, Mr. Smith, Mr. Stedman, and Mr. Valinski, and 10,000 shares of Common Stock held by David Weimer, an executive officer of the Company.

     The following table sets forth certain information as of April 19, 2004 regarding any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock (other than directors and executive officers shown in the preceding table).

Name and Address        Amount of
of Beneficial Owner     Beneficial Ownership       Percent of Class
-------------------    ----------------------     ------------------
Walter P. Carucci           1,498,267                  14.95%
c/o Carr Securities
Corp. (1)
14 Vanderventer Avenue,
Pt. Washington, NY 11050

Carucci Family Partners       724,968                   7.23%
c/o Carr Securities
Corp. (1)
14 Vanderventer Avenue,
Pt. Washington, NY 11050

Marshall C. Sanford, Jr.      704,807                   7.03%
Governor's Mansion
800 Richland Street
Columbia, SC 29201 (2)

---------------------
(1) Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on March 11, 2003. Includes 724,968 shares owned by Carucci Family Partners, a partnership in which Mr. Carucci is the general partner. Mr. Carucci disclaims beneficial ownership of the shares owned by Carucci Family Partners.

(2) Includes 56,400 shares held by Chrissie Point, LLC of which Mr. Sanford is a 25% owner. Mr. Sanford disclaims beneficial ownership of the shares held by Chrissie Point, LLC other than 14,100 shares, which represent 25% of the shares held by Chrissie Point, LLC. Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2003.

PROPOSAL ONE:  ELECTION OF DIRECTORS

     The nominees for the election of directors are named and certain other information is set forth below. There are no family relationships between any of our directors or executive officers.

                                                         Year First Elected
Name                   Position                   Age         Director
---------------        ---------------------      ---    ------------------

John H. Sanford        Chief Executive Officer,    37           1995
                       Chief Financial Officer,
                       and Director

Brett R. Smith (1)     Director                    38           1997

David N. Stedman (1)   Director                    39           2002

Peter T. Valinski (1)  Director                    37           2002

Michael E. Hicks       Director, President -       38           2002
                       Numo Manufacturing, Inc.

------------------
(1)   Member of the Audit Committee

     John H. Sanford was appointed as of December 1, 2003 by the Board of Directors as Chief Executive Officer and Chief Financial officer. Mr. Sanford has been President of the Company since 1996 and a member of the Board of Directors since April 1995. Mr. Sanford also served as the Company's Chief Executive Officer from April 30, 1996 to March 1, 2000. Since January 01, 2001, Mr. Sanford has been the Chief Executive Officer of BargainBuilder.com, Inc. ("BB.com") Between March 7, 1994 and June 30, 1999, Mr. Sanford also served as the Company's Chief Financial Officer. Between 1993 and 1999 Mr. Sanford was an equity trader for Carr Securities, Inc., a New York brokerage firm. Mr. Sanford earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

     Brett R. Smith has been a director since April 17, 1997. In 1993 he co-founded and has been a principal of Counter Culture Coffee in Durham, North Carolina. Since January 1, 2001, Mr. Smith has been the Chief Operating Officer of BB.com, Inc. Mr. Smith earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

     David N. Stedman was appointed as a director in 2002. He is Chief Executive Officer and founder of Assiduous Strategic Investments, LLC. ("ASI"). ASI was formed in July 2002 and serves as a hedge fund manager of global fixed income investments. Before launching ASI, Mr. Stedman worked in the global fixed income areas of Barclays Capital from 1998 to 2002, Goldman Sachs from 1995 to 1998, and Salomon Brothers from 1993 to 1995. Mr. Stedman earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

     Peter T. Valinski was appointed as a director in 2002. He has been Channel Manager of Sawgrass Technologies, Inc. since January 2003. Prior to January 2003, Mr. Valinski was Director of Sales for Employment Solutions, LLC from 2001. Prior to 2001, Mr. Valinski held several positions of increasing responsibility with Solutia, Inc. including Technical Market Manager, Technical Sales Manager, and Research and Development Chemist. Mr. Valinski was employed with Solutia, Inc. from 1998 to 2001. Mr. Valinski earned his B.S. from Clemson University in 1988.

     Michael E. Hicks was appointed as a director in 2002. He has been President of Numo Manufacturing Acquisitions, Inc. ("Numo") since January 1, 2000 and employed as Vice President of Sales and Marketing of Numo and Houze Glass Corporation ("Houze") since 1997. Prior to that he was Vice President of Sales and Marketing of Custom Printing, Inc. Mr. Hicks earned his B.B.A. from Texas A&M University in 1986.

     The number of directors constituting the Company's Board of Directors must be at least three, but not more than twenty-one. The number of directors within this variable range may be fixed or changed from time to time by the Company's Board of Directors. The Company's Board of Directors has set the number of directors at five.

     The members of the Company's Board of Directors are elected by the Company's shareholders to serve one-year terms. All directors hold office until the next Annual Meeting or until their successors are elected and qualified. The Company's Board of Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxy holders to vote for the election of such other person or persons as the proxy holders determine in their discretion; but in no circumstance will the proxy be voted for more than five nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

     All shareholders have cumulative voting rights in the election of directors. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting. Pursuant to Illinois law, the five candidates that receive the highest number of votes as directors will be elected as directors of the Company. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining which nominees received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Director Compensation

     In 2003, the Company did not compensate its directors for services rendered. The Company reimburses each director for out-of-pocket expenses incurred in connection with the rendering of services as a director.

     To the Company's knowledge, none of its directors or executive officers has been convicted in a criminal proceeding during the last five years (excluding traffic violations or similar misdemeanors), and none of its directors or executive officers was a party to any judicial or administrative proceeding during the last five years (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The members of the Company's Board of Directors have reviewed its governance practices in light of certain changes in listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. Because the Company is not listed on a national securities exchange certain of these corporate governance requirements are not mandated, such as the requirement that each member of the Company's Audit Committee meet certain standards as to their independence from the Company. The Board has not elected at this time to comply voluntarily with all of the exchange standards. The Board intends to consider these issues on an on going basis and take any appropriate actions to comply with those requirements, as it deems necessary and appropriate.

Board of Directors' Meetings

     The Company's Board of Directors met three times during the 2003 fiscal year. Each incumbent director attended all Board meetings held during the year except for Peter T. Valinski, who was unable to attend any of the Board meetings. The Company's Board of Directors, in its business judgment, has made the affirmative determination that David N. Stedman meets the definition of an "independent director" as that term is defined in the Nasdaq Marketplace Rules and the SEC rules and that Mr. Valinski meets the definition of independence defined in the SEC rules. The Board of Directors may consider adding additional independent directors to the Board in the future and, if it does, the Board would expect its independent directors to hold meetings, separate from management, at least twice a year.

     The Company does not have a stated policy on Board member attendance at Annual Meetings of Shareholders, but directors are encouraged to attend. At last year's Annual Meeting of Shareholders, held on June 2, 2003, two of the then-current directors were present and in attendance.

Audit Committee

     The Board of Directors has a standing Audit Committee composed of Brett
R. Smith, David N. Stedman, and Peter T. Valinski. The Audit Committee operates under a written charter, which the Board of Directors reviews and reassesses annually. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Appendix A. The Board of Directors, in its business judgment, has made an affirmative determination that Mr. Stedman meets the definition of an "independent director" as that term is defined by Nasdaq Marketplace Rules and the SEC rules and that Mr. Valinski meets the definition of independence defined in the SEC rules. In addition, Messrs Smith and Stedman have past financial experience resulting in their financial sophistication as required by the Nasdaq Marketplace Rules. The Board of Directors also has determined that no member of its Audit Committee is an audit committee financial expert, as that term is defined in the Securities Exchange Act of 1934, as amended. The Company believes that the level of financial experience of the current Audit Committee members is sufficient for the purposes of their oversight of the Company's financial statements. The Board of Directors may consider adding a person who would qualify as an audit committee financial expert to the Board and the Audit Committee in the future.

     The Audit Committee reviews the results and scope of the annual audit and other services provided by the Company's independent auditors. The Audit Committee also reviews the Company's financial statements and audit letters provided by the independent auditors and recommends to the Board of Directors the appointment of independent auditors. The Audit Committee met two times during 2003. Messrs. Smith and Stedman attended both meetings; however Mr. Valinski was unable to attend either meeting.

Nominations of Directors

     The Board of Directors has no standing nominating or compensation committees or committees performing similar functions. The customary functions of the nominating and compensation committees are performed by the entire Board of Directors, only one of which is an "independent director" as that term is defined by the Nasdaq Marketplace Rules. The Board of Directors has determined that it is appropriate not to have a nominating committee because of the relatively small size of the Board of Directors and because the entire Board functions in the capacity of a nominating committee.

     While the Board of Directors does not have a written charter for a nominating committee, it has recently adopted certain resolutions concerning its nomination policy and procedures. To be considered for nomination, a candidate must have certain minimum qualifications, including the ability to read and understand basic financial statements, business experience, relevant industry knowledge, high moral character, and the willingness to devote sufficient time to attend meetings and participate effectively on the board. A candidate's service on other boards of public companies should be limited to a number that permits such candidate to perform responsibly all board and committee duties. In identifying, evaluating, and recommending nominees for director, the Board of Directors considers diversity, age, skills, potential conflicts of interest, independence, and such other factors as it deems appropriate, given the needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability. The Board of Directors uses its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Board through stockholders, search firms or other persons. The Board of Directors may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees.

     The Board of Directors will consider, in the same manner and based on the same qualifications as its own nominations, shareholder nominations for directors. To be considered, a shareholder nomination must be sent to the Corporate Secretary, Wilson Brothers USA, Inc., 24 Gadsden Street, Suite C, Charleston, South Carolina 29401. The nomination must be received no later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting, and it must contain enough information regarding the nominee to permit the committee to assess the relevant qualifications of the nominee, such as biographical profile, list of affiliated companies, and potential conflicts of interest.

Shareholder Communications

     The Company's shareholders may communicate directly with the members of the Board of Directors by writing directly to those individuals at the following address: Wilson Brothers USA, Inc., 24 Gadsden Street, Suite C, Charleston, South Carolina 29401. The Company's general policy is to forward, and not to intentionally screen, any mail received at the corporate office that is sent directly to an individual unless it is believed that the communication may pose a security risk.

Code of Ethics

The Board of Directors has recently adopted a code of ethics (the "Code of Ethics") that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of the Code of Ethics is available free of charge upon written request to the attention of the Corporate Secretary, Wilson Brothers USA, Inc., 24 Gadsden Street, Suite C, Charleston, South Carolina 29401 ((843) 723-8684).

Non-Director Officers

     Set forth below is certain information with respect to each person who is an executive officer but not a director of the Company.

Name                   Age            Position with the Company

David Weimer            48                   President, Houze

     David Weimer has been President of Houze since January 1, 2000. Prior to that Mr. Weimer was General Manager and Controller of Houze since 1997. Prior to 1997 Mr. Weimer held several positions of increasing responsibility to include: Cost Accountant, Manufacturing Service Manager, Credit Manager, and Director of Operations. Mr. Weimer has been employed with Houze since 1986. Mr. Weimer attended West Virginia University and Fairmont State College.

AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in overseeing the Company's financial reporting process. The Company's Audit Committee is composed of Brett R. Smith, David N. Stedman, and Peter T. Valinski, and it operates pursuant to a written Charter adopted by the Board of Directors for the Audit Committee.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has not discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Company has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (the "Independence Disclosures"), as currently in effect. However, the Audit Committee has not received the Independence Disclosures and has not discussed with the auditors the auditors' independence. The Audit Committee made no formal recommendations to the board of directors regarding the inclusion of the Company's most recent financial statements in the Company's annual report on Form 10-KSB. The Audit Committee has recommended that Pratt-Thomas, Gumb & Co., P.A. be retained as the Company's independent auditors for the 2004 fiscal year.

AUDIT COMMITTEE
Brett R. Smith
David N. Stedman
Peter T. Valinski

EXECUTIVE COMPENSATION

     The following table shows compensation to or accrued by the Company for the two individuals serving as Chief Executive Officer and the next four most highly compensated executive officers, whose salary and bonus exceeded $100,000, during the year ended December 31, 2003 (collectively, the "named executive officers") for services rendered to us during the fiscal years indicated.


Summary Compensation Table
                         ---------------------------

Name and Principal                        Annual           Long Term
     Position                          Compensation       Compensation
-------------------                  ----------------   ---------------
                                                           All Other
                              Year   Salary    Bonus    Compensation
                             ------ --------  -------   -------------

John H. Sanford                2003 $130,000      -              -
Chief Executive Officer        2002  $65,625      -              -
and Chief Financial            2001  $50,000      -              -
Officer (1)

Frank J. Zanin, Jr.            2003  $76,000      -              -
Former Chief Executive         2002  $76,000      -              -
Officer (2)                    2001  $75,000      -              -

Michael Hicks                  2003 $110,000      -              -
President Numo                 2002  $98,500   $31,250           -
                               2001  $87,800   $42,150           -
-------------------
(1) Effective as of November 30, 2003, the Board of Directors appointed Mr. John H. Sanford as Chief Executive Officer.
(2) Frank J. Zanin resigned as Chief Executive Officer and Chief Financial Officer of the Company on November 30, 2003.

Equity Compensation Plan Information

     The Company maintains the 2003 Equity Incentive Plan, which was adopted by the Board of Directors on April 21, 2003 and approved by our shareholders on June 2, 2003. The Company does not maintain any plans or individual compensation arrangements under which equity securities of the Company may be issued that have not been approved by the shareholders.

     The following table sets forth aggregate information regarding the 2003 Equity Incentive Plan in effect as of December 31, 2003:

                             (a)                 (b)           (c)

                             Number of           Weighted-      Number of
                             Securities to       average        securities
                             be issued upon      exercise       available
Plan Catergory               exercise of         price of       for future
                             outstanding         outstanding    issuances
                             options,            options,       under equity
                             warrants and        warrants and   compensation
                             rights              rights         plans
                                                                (excluding
                                                                securities
                                                                reflected in
                                                                column(a))(1)
                             ------------       ------------    ------------

Equity compensation plans    0                   N/A            1,500,000
approved by security
holders

Equity compensation plans
not approved by security     N/A                 N/A            N/A
holders
                             ------------        -----------    ------------

Total                        0                   N/A            1,500,000
                             ------------        -----------    ------------
                             ------------        -----------    ------------
_____________________
(1) No grants had been made under the 2003 Equity Incentive Plan as of December 31, 2003.

Employment Agreements

     No employment agreements were in effect during the year ended December 31, 2003 between the Company and its executive officers.

Certain Transactions

     On February 24, 2000, the Company borrowed $130,000 from Margaret S. Peyton, Mr. John H. Sanford's mother, in order to purchase equipment for Numo. In connection with the loan, the Company issued Mrs. Peyton warrants to purchase 7,500 shares of common stock of the Company for $0.25 per share. The loan and the issuance of the warrants were approved by the board of directors and the loan was paid in full in 2000. On February 20, 2003, Mrs. Peyton exercised the warrants and the Company issued 7,500 shares of the Company's common stock to her in March of 2003.

     On March 1, 2001, the Company secured a $300,000 line of credit from members of Mr. Sanford's family, to provide working capital for Numo. The annual interest rate on the line is 11% and the line of credit has an eight-month term. The Company paid a $12,500 origination fee upon maturity of the line of credit. The line of credit was secured by Mr. Sanford's personal assets. On September 28, 2001, the line of credit was extended for six months and again on February 15, 2002 for an additional six months. On April 5, 2002, the line of credit was paid in full.

     On January 19, 2001, Brett R. Smith, a director of the Company, purchased, for a purchase price of $50,000, 45,455 shares of the 341,183 shares of Common Stock sold in connection with the Common Stock offering to partially finance the purchase of a 17.04% interest in Employment Solutions, LLC ("ES"). To finance the remaining portion of the purchase, the Company borrowed $569,000 from Sanford ESI, LLC at prime plus 1% for 6 months. The loan is secured by Mr. Sanford's personal assets. On June 20, 2001 the loan was extended for an additional six months at prime plus 3%. A $1,000 fee was paid on each of November 18, 2001, December 18, 2001, and January 18, 2002. On November 10, 2001 the loan from Sanford ESI, LLC was assigned to Big Tree Road, LLC, a Sanford family partnership. On each of July 1, 2002 and January 6, 2003 the loan was extended for an additional six months at prime plus 4%. To partially finance the repayment of the loan, the Company raised $100,000 in a private placement of convertible promissory notes and used such proceeds to pay down the amounts owed to Big Tree Road, LLC, formerly Sanford ESI, LLC. On October 5, 2001 the principal amount of those convertible promissory notes and $2,496 in accrued interest was converted into 93,178 shares of Common Stock at $1.10 per share. John Sanford owns 23.5% of Sanford ESI, LLC and family members of Mr. Sanford own the balance. Mr. Sanford also owns 31.0% of Big Tree Road, LLC, and the family members of Mr. Sanford own the remainder.

     In December 2001 and January 2002, the Company borrowed $30,000 and $25,000, respectively, from Frank J. Zanin, Jr., former Chief Executive Officer, Chief Financial Officer and director of the Company. The unsecured promissory notes bore interest at 10% per annum and had a three-month term. In addition a loan commitment fee of 1.5% or $825 was paid for both loans. On March 11, 2002, both notes were paid in full.

     On September 16, 2002 and December 11, 2002, the Company borrowed $6,500 and $50,000, respectively, from Frank Zanin to provide working capital for Wilson Brothers SC, Inc., a wholly owned subsidiary of the Company ("WBSC"). The notes were unsecured and interest accrued at the prevailing prime rate. On January 20, 2003, both notes were repaid in full.

     On July 21, 2003, the Company borrowed $10,000 from Frank Zanin to provide working capital for WBSC. The note was unsecured and no interest was charged to the Company. The note was paid in full on September 4, 2003.

     On October 16, 2003 and October 22, 2003, Numo borrowed $60,000 from Frank Zanin and $150,000 from an outside investor, respectively, to fund payroll expenses. Mr. Zanin's note carried interest at 6% and the investor's note carried interest at 13% plus an origination fee of 1.5%. Both notes were paid in full on November 25, 2003.

     During 2002 and 2003, the Company moved its corporate office to an office owned by Mr. Zanin, who charges the Company no rent for use of this space.

     During the second quarter of 2002, BB.com raised additional capital through the sale of its Series B Preferred Stock. In connection with this stock offering the Company agreed to provide certain guarantees that if BB.com files bankruptcy within the 24 months after the stock sale or has sales less than $2.0 million for any 12 month period occurring prior to the 24 months after the stock sale, the Company will execute a $250,000 promissory note at 8% per annum payable quarterly over five years in favor of the BB.com investors. The Company's Chief Executive Officer, Chief Financial Officer and director, John Sanford, and its director, Brett Smith, are executive officers and directors of BB.com and as of December 31, 2003, the Company had a 17.94% interest in BB.com.

     On March 13, 2002 the Company loaned $301,000, of the ES sales proceeds, to BB.com for working capital. On April 3, 2002, BB.com repaid the loan in full.

     During the first half of 2003 and 2002, Houze rented warehouse space to BB.com on a month-to-month basis. BB.com paid no rent during 2002 or 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors, and beneficial owners of more than 10% of the Company's Common Stock (the "Company Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the report forms that were filed, the Company believes that during 2003 all acquisitions or dispositions of the Company's Common Stock were reported in a timely fashion to the Securities and Exchange Commission.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
ACCOUNTANTS

     Based on the recommendation of the Audit Committee, the Board of Directors has appointed Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for fiscal year 2004. Although shareholder approval is not required, the Company desires to obtain from the shareholders an indication of their approval or disapproval of the Board's action in appointing Pratt-Thomas, Gumb & Co., P.A. as the independent public accountants of the Company and its subsidiaries. If the shareholders do not ratify this appointment, the Audit Committee and the Board of Directors will reconsider such appointment. The proxy will be voted as specified, and if no specification is made, the proxy will be cast "FOR" this proposal.

     A representative of Pratt-Thomas, Gumb & Co., P.A. will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

FISCAL 2003 AUDIT FIRM FEE SUMMARY

     During fiscal years ended December 31, 2002 and 2003, the Company retained its independent public accountant, Pratt-Thomas, Gumb & Co., P.A., to provide services in the following categories and amounts:

                                       2002               2003(1)
                                      ------             -------
Audit Fees (2)                       $72,035             $82,607
Audit-Related Fees (3)                 8,350              13,035
Tax Fees (4)                          16,261              10,125
All Other Fees (5)                       300                   0
                                     -------             -------
Total                                $96,946            $105,767

(1) Amounts for the fiscal year ended December 31, 2003 are the Company's best estimates of the fees indicated.
(2) "Audit Fees" are fees for professional services performed by Pratt-Thomas, Gumb & Co., P.A. for the audit of our annual financial statements and review of financial statements included in our 10-QSB filings, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
(3) "Audit-Related Fees" are fees for assurance and related services performed by Pratt-Thomas, Gumb & Co., P.A. that are reasonably related to the performance of the audit or review of our financial statements. These services include: Pension plan audits and research on accounting standards.

(4) "Tax Fees" are fees for professional services performed by Pratt-Thomas, Gumb & Co., P.A. with respect to tax compliance, tax advice, and tax planning. These services include completion of income tax returns and other tax returns, tax planning and research, responses to tax notices, and miscellaneous other tax work.
(5) "All Other Fees" are fees for other permissible work performed by Pratt-Thomas, Gumb & Co., P.A. that does not meet the above category descriptions. These services include other research on various topics.

     The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to Pratt-Thomas, Gumb & Co., P.A. in fiscal 2003 and fiscal 2002 and determined that such services and fees were compatible with the independence of the public accountants. During fiscal year 2003, Pratt-Thomas, Gumb & Co., P.A. utilized a limited number of persons other than its full-time, permanent employees in connection with the audit; however the percentage hours expended by such persons was not greater than 50% of the total number of hours expended on the Company's audit.

Policy for Approval of Audit and Non-audit Services.

     Before the Company engages an accountant for any audit or permissible non-audit service, it is required to obtain the approval of the Audit Committee. The Company's Audit Committee recently adopted a policy for approval of audit and non-audit services, which it intends to implement in full during fiscal year 2004. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether such service is consistent with maintaining the independence of the independent public accountant. The Audit Committee also will consider whether the independent auditor is best positioned to provide the most effective and efficient service to the Company and whether the service might be expected to enhance the Company's ability to manage or control risk or improve audit quality.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRATT-THOMAS, GUMB & CO., P.A. FOR FISCAL YEAR 2004.

                 SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                  2005 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2005 Annual Meeting and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company no later than January 7, 2005, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.

     If a shareholder wishes to present a proposal at the Company's 2005 Annual Meeting of shareholders and the proposal is not intended to be included in the Company's Proxy Statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company's Bylaws (the "Bylaw Deadline"), as described below in the section entitled "Other Matters." If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

     SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2005 Annual Meeting is March 23, 2005 (45 calendar days prior to the prior year's mailing date of the Proxy Statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's 2005 Annual Meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next Annual Meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2005 Annual Meeting, and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals properly presented to the Company prior to the Bylaw Deadline for this year's Annual Meeting.


                               MISCELLANEOUS

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, WHICH INCLUDES FINANCIAL STATEMENTS AUDITED AND REPORTED UPON BY THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, IS BEING MAILED ALONG WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO JOHN H. SANFORD, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER, WILSON BROTHERS USA, INC., 24 GADSDEN STREET, SUITE C, CHARLESTON, SC 29401 ((843) 723-8684).

                              OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting.
If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Under the Company's
Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive office of the Company not more than 90 and not less than 50 days before the Annual Meeting. The shareholder's notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting and, if such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by such shareholder; (iv) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to propose such business; and (v) any material interest of the shareholder in such business.

     All shareholders are encouraged to sign, date, and return their proxy submitted with this Proxy Statement as soon as possible in the envelope provided. If a shareholder attends the Annual Meeting, then he or she may revoke his or her proxy and vote in person.

By Order of the Board of Directors
May 7, 2004

John H. Sanford
Chief Executive Officer and
Chief Financial Officer

                         WILSON BROTHERS USA, INC.

                Proxy for 2004 Annual Meeting of Shareholders
                    Solicited by the Board of Directors

     The undersigned hereby appoints John H. Sanford as attorney and proxy of the undersigned, with the full power of substitution, to represent the undersigned and to vote all of the shares of stock in Wilson Brothers USA, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 171 Church Street, Suite 260, Charleston, SC 29401 on Monday, June 7, 2004 at 9:00 a.m., local time, and any adjournments thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournment thereof, including any shareholder proposals.

     The Board of Directors Recommends a Vote FOR the Proposals Listed Below.

      1.    Election of Directors

      (  )   FOR all nominees listed below (except as marked to the contrary).

      (  )   WITHHOLD AUTHORITY to vote for all nominees listed below.

John H. Sanford, Brett R. Smith, Michael E. Hicks, David N. Stedman and Peter
T. Valinski

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

  ----------------------------------------------------------------------

      2. Ratify appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for the Company and its subsidiaries for the fiscal year ending December 31, 2004

      (  )   FOR           (  )   AGAINST             (  )   ABSTAIN

     By signing the proxy, a shareholder will also be authorizing the proxy holder to vote in his discretion regarding any procedural motions, which may come before the Annual Meeting. For example, this authority could be used to adjourn the meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. The Company has no current plans to adjourn the meeting, but would attempt to do so if the Company believes that adjournment would promote shareholder interests.

     Please sign exactly as your name appears below. When joint tenants hold shares, both should sign.

Date _____________________, 2004
(Be sure to date Proxy)


_______________________________
Signature and title, if applicable


_______________________________
Signature if held jointly

    When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                             Appendix A

                       WILSON BROTHERS USA, INC.

              AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                           REVISED CHARTER

(Revised as of April 2004)


I.   Purpose

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practice of the Company and the quality and integrity of the Company's financial reporting. The Audit Committee's primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Company's financial reporting process and internal controls regarding finance, accounting, compliance with applicable laws and adherence to the Company's policies regarding the above;

Appraise the independence and performance of the independent accountants;

Foster the continuous improvement of the Company's financial policies, procedures and practices; and

Encourage an open avenue of communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls. The Audit Committee relies on the expertise and knowledge of management and the Company's independent accountants in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent accountants are responsible for auditing the Company's financial statements.

II.  Composition

     For so long as the Company is not listed on the NASDAQ Stock Market, the Company will use its best efforts to ensure that the Audit Committee be comprised of three or more directors as determined by the Board, a majority of which that meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act").




                                    20
     In the event the Company becomes listed on the NASDAQ Stock Market, the Company will comply with all applicable laws, rules, regulations and requirements necessary to maintain such listing.

     Notwithstanding the above, to the extent permitted under laws, rules and regulations applicable to the Company, the Audit Committee may include one non-independent director who is not a current employee of the Company if the Board, in exceptional and limited circumstances, determines that it would be in the best interests of the Company and the shareholders, and the Board discloses the nature of this relationship and the reasons for the determination in its next annual proxy statement after such appointment.

III. Meetings

     The Audit Committee shall meet on a regular basis and hold special meetings, as circumstances require. The Audit Committee shall meet separately at least twice annually with management and the independent auditors to discuss any matters the Audit Committee or they believe should be discussed privately with the Audit Committee.

IV.  Authority

     The Audit Committee has the authority to conduct or authorize investigations into any matters within its scope of responsibility. The Audit
Committee:

     Is directly responsible for the appointment, compensation, retention, termination and oversight of the work of (1) the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) and any other registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attest services or permissible non-audit services for the Company; or (2) any other accounting firm engaged to perform non-audit services. The independent auditors and any other accounting firm providing services of any kind for the Company shall report directly to the Committee.

     Has the authority to engage, without Board of Directors approval, independent legal, accounting and other advisers as it deems necessary or appropriate to carry out its duties.

     Shall pre-approve all auditing and permissible non-audit services, including decisions to outsource related activities, and shall not engage the independent accountant to perform the specific non-audit services proscribed by law or regulation.

     Shall establish procedures for: (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include: any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required


                                    21
information; any changes required in the planned scope of the internal audit; and the internal audit department responsibilities, budget and staffing.

     In the event the Company becomes listed on the NASDAQ Stock Market, the Audit Committee will conduct a review of all related party transactions for potential conflict of interest concerns and any such transactions must be pre-approved by the Audit Committee or another independent body of the Board of Directors as deemed appropriate. For purposes of this paragraph the term "related party transaction" refers to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and to any other similar transaction for which Audit Committee approval is required pursuant to applicable laws, rules and regulations.

V.   Responsibilities and Duties

     In meeting its responsibilities, the Audit Committee shall:

Obtain the full Board's approval of this charter and review, and if necessary, update the Audit Committee's charter at least annually, or more frequently as conditions dictate. Propose any changes to the Board and receive approval of any such changes from the Board.

Comply with SEC and NASDAQ Stock Market requirements governing Audit Committee reports for inclusion in the Company's proxy statement.

Make regular reports to the Board.

Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Review the appointment of the principal accounting officer.

Review the Company's annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, principal accounting officer or management.

Review the regular internal financial reports prepared by management and any internal auditing department.

Review performance of independent auditors annually.

Review and discuss with the independent auditors any matters described in Statement on Auditing Standards No. 61, as modified or supplemented.





                                    22


Receive periodic reports from the independent auditors regarding the auditor's independence consistent with Independent Standards Board Standard Number 1, discuss such reports with the auditors, and if so determined by the Audit Committee, recommended that the Board take appropriate action to oversee the independence of the independent auditors.

Obtain from the independent auditors assurance that no illegal acts that would have a direct and material effect on the determination of financial statement amounts have been discovered in the course of the audit which would implicate Section 10A of the Private Securities Litigation Reform Act of 1995.

Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

VI.  Funding

	The Company shall provide for appropriate funding, as the Audit Committee deems necessary or appropriate, for payment of (1) compensation to the independent auditors or any other registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company; (2) compensation of any accounting firm for any non-audit services; (3) compensation to any advisers employed by the Audit Committee under its authority to engage independent legal, accounting and other advisers to carry out its duties; and (4) ordinary administrative expenses of the Audit Committee in carrying out its duties.
































                                    23